EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 11, 2002, in the Registration Statement on Form S-1 and related Prospectus of WGNB Corp. for the registration of 200,000 shares of its common stock.





                                          /s/ Porter Keadle Moore, LLP



Atlanta, Georgia
March 11, 2002


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